BANC OF AMERICA FUNDS TRUST

Banc of America Retirement 2005 Portfolio

Banc of America Retirement 2010 Portfolio

Banc of America Retirement 2015 Portfolio

Banc of America Retirement 2020 Portfolio

Banc of America Retirement 2025 Portfolio

Banc of America Retirement 2030 Portfolio

Banc of America Retirement 2035 Portfolio

Banc of America Retirement 2040 Portfolio

(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement dated December 30, 2008 to the Portfolios’ Prospectuses dated March 1, 2008, as revised

March 7, 2008, and Statement of Additional Information dated March 1, 2008

In November 2008, Barclays Capital announced the rebranding of its unified family of indices, which now includes existing Lehman Brothers indices, under the “Barclays Capital Indices” name. Therefore, effective December 31, 2008, each Portfolio’s benchmark index, the Lehman Brothers U.S. Aggregate Bond Index, has changed its name to the Barclays Capital U.S. Aggregate Bond Index. Accordingly, the Prospectuses and Statement of Additional Information for all share classes of the Portfolios are hereby supplemented by replacing all references to the Lehman Brothers U.S. Aggregate Bond Index with references to the Barclays Capital U.S. Aggregate Bond Index.

The rebranding of existing Lehman Brothers indices under the Barclays Capital Indices name is not expected to result in any changes to the constitution or calculation of the indices and does not in any way affect the investment objectives or principal investment strategies of the Portfolios, which remain unchanged, or the manner in which Columbia Management Advisors, LLC manages the Portfolios.

Shareholders should retain this Supplement for future reference.

INT-47/157154-1208